Fourth Quarter and Full Year 2021 Earnings Presentation March 2022

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, statements regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the existing and potential future adverse impact of the COVID-19 pandemic on Accel Entertainment, Inc.’s (the “Company” or “Accel”) business, operations and financial condition, including as a result the suspensions of all video gaming terminal operations by the Illinois Gaming Board between March 16, 2020 and June 30, 2020 and between November 19, 2020 and January 23, 2021, which suspensions could be reinstated; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to manage its growth effectively; Accel’s ability to offer new and innovative products and services that fulfill the needs of licensed establishment partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for VGTs and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission ("SEC"). Anticipated effects or benefits from the contemplated transaction may not ultimately occur, including expected revenues; effective integration of Century’s operations, establishments and terminals with our own; integration of new technology to our own portfolio; and, integration of player rewards programs into our own system or expansion of those rewards programs in other US markets. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to the existing and potential future adverse impact of the COVID-19 pandemic on Century’s business, operations and financial condition, including as a result of any suspension of gaming operations in Nevada or Montana; our ability to expand effectively into Nevada and Montana; our ability to manage growth effectively; our ability to offer new and innovative products and services that fulfill the needs of Century’s establishment partners and create strong and sustained player appeal; Century’s dependence on relationships with key manufacturers, developers and third parties; the negative impact on Century’s future results of operations by the slow growth in demand for gaming terminals and by slow growth of gaming in Nevada and Montana; Century’s heavy dependency on its ability to win, maintain and renew contracts with licensed establishment partners; unfavorable economic conditions or decreased discretionary spending due to other factors such as epidemics or other public health issues (including COVID-19), terrorist activity or threat thereof, civil unrest or other economic or political uncertainties, that could adversely affect Accel’s or Century’s business, results of operations, cash flows and financial conditions and other risks and uncertainties. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on the Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the sections entitled “Risk Factors” in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this presentation or future quarterly reports, press releases or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors.” These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the Quarterly Reports on Form 10-Q and in the Annual Report on Form 10-K filed by Accel with the SEC, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted net income (loss), and Net Debt. Adjusted EBITDA is defined as net income plus amortization of route and customer acquisition costs and location contracts acquired; change in fair value of contingent earnout shares; change in fair value of warrants; stock-based compensation expense; other expenses, net; tax effect of adjustments; depreciation and amortization of property and equipment; emerging markets; interest expense; provision for income taxes; and loss on debt extinguishment. Adjusted net income is defined as net income (loss) plus amortization of route and customer acquisition costs and location contracts acquired; stock-based compensation expense; loss (gain) on change in fair value of contingent earnout shares; (gain) loss on change in fair value of warrants; other expenses, net; and tax effect of adjustments. Net Debt is defined as Debt, net of current maturities plus Current maturities of debt less Cash and cash equivalents. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. See the slide entitled “Non-GAAP to GAAP Reconciliation” on page 11 for additional information. 2

Accel at a Glance

High Quality Service Company in Gaming Vertical



ELVIS

As of December 31, 2021, Accel owned and operated 13,639 Video Gaming Terminals ("VGTs") across 2,584 third-party licensed establishments in Illinois. Accel operates more VGTs than all 10 Illinois casinos combined

Strong Track Record of Growth



Average Daily Net Video Gaming Revenue(1)
($ in thousands)
$256
$353
$458
$658
$882
$1,125
$1,383
$2,030
2014
2015
2016
2017
2018
2019
2020
2021

Contracted, Recurring Revenue



8 Year contracts

Average remaining contract length: 6.8 years



99% Contract renewal rate[2]



Strong backlog of contracted locations waiting to go-live

Disciplined Stewards of Capital



Balance sheet strength

Conservative net leverage

$143mm of Net Debt[3]



Gaming legislation provided significant embedded opportunity for additional growth

1. Calculated as Net Video Gaming Revenue in the period divided by the number of operational days. For the year ended December 31, 2020, there were 217 gaming days. For the year ended December 31, 2021, there were approximately 347 gaming days.
2. Voluntary contract renewal rate for the 3 years ending December 31, 2021.
3. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."

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Recent Highlights • 2021 Revenue, Net Income, and Adjusted EBITDA were the highest in Accel’s history − Location hold-per-day increased 38% vs 2020 • Accel began operations in Iowa on December 30, 2021 with the acquisition of Rich and Junnie’s − Amusement and ATM operator in northeast Iowa • Century acquisition expected to close by the end of May 2022 − Century continues to perform better than Accel’s original estimates • Repurchased $9 million of Accel A-1 Common Stock in 2021; repurchased an additional $11 million of Accel A-1 Common Stock in January and February 2022 • 2022 guidance remains unchanged 4

Accel Quarterly KPIs

End of Period Live Locations / VGTs (#)



12,247
12,720
13,177
13,384
13,639
2,435
2,470
2,527
2,549
2,584
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
VGTs
Locations

Location Hold per Day[1] ($)



$572
$784
$855
$596
$798
$583
$782
Q1
Q2
Q3
Q4
2020
2021

Revenue ($mm)



$106
Open Jan 1 - Mar 16
$147
Open Jan 19 - Mar 31
Closed Apr 1 – Jun 30
$202
$135
$193
Open Oct 1 - Nov 19
$74
$192
Q1
Q2
Q3
Q4
2020
2021

Adjusted EBITDA[2] ($mm)



Open Jan 1 - Mar 16
$15
$26
Open Jan 19 - Mar 31
Closed Apr 1 – Jun 30
($9)
$43
$23
$38
Open Oct 1 - Nov 19
$5
$33
Q1
Q2
Q3
Q4
2020
2021

1. Hold-per-day (HPD) is calculated by dividing the difference between cash deposited in all VGTs at each licensed establishment and tickets issued to players at each licensed establishment by the number of locations in operation each day during the period being measured. Then divide the calculated amount by the number of operating days in such period. Hold per day for the three months ended March 31, 2020, December 31, 2020, and March 31, 2021 is computed based on 76, 50, and 72, respectively, eligible gaming days (excludes 15, 42, and 18, respectively, non-gaming days due to the IGB mandated COVID-19 shutdowns).
2. Adjusted EBITDA is a non-GAAP financial measure that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."

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Q4 2021 and FY 2021 Results

$ in millions

	Q4 2020	Q4 2021	% Change	FY 2020	FY 2021	% Change
Locations	2,435	2,584	6%	2,435	2,584	6%
VGTs	12,247	13,639	11%	12,247	13,639	11%
Revenue	$74	$192	158%	$316	$735	132%
Adj EBITDA(1)	$5	$33	606%	$34	$140	312%
CapEx(2)	$8	$11	35%	$26	$30	15%
Net Debt(3)	$206	$143	-31%	$206	$143	-31%

1. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."
2. Presented as cash spend.
3. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."

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2021 and 2022 Guidance 7 1. 2022 guidance assumes the results from Georgia will not be added back to our Adjusted EBITDA during the second half of 2022 because Georgia has operated for more than 24 months. 2022 Pro Forma guidance includes full-year operating results of Century. 2. Adjusted EBITDA is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation.” 3. Presented as cash spend. 4. Net Debt is a non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider this non-GAAP measure in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 “Use of Non-GAAP Financial Measures,” and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation.” $ in millions 2021 (Actual) 2022 Guidance(1) (Excludes Century) 2022 Guidance(1) (Pro Forma Century) Locations 2,584 2,760 - 2,795 3,700 – 3,800 VGTs 13,639 14,560 - 14,750 23,000 – 25,000 Revenue $735 $820 - $870 $1,065 - $1,180 Adj EBITDA(2) $140 $160 - $170 $182 - $198 CapEx(3) $30 $20 - $25 $25 - $35 Net Debt(4) $143 n/a n/a

Regulatory Update



Illinois: 6th VGT & Increased Bet Limit Software

- 2019 legislation allowed for the addition of a 6th machine at each location, and up to 10 total machines at certain qualified truck stops
- 2019 legislation increased the max bet from $2 to $4, and increases the max payout from $500 to $1,199
- 6th VGT and increased bet limit software installations complete
- Location revenue increased 30% - 35%



Georgia Expansion

- Currently allows coin-operated skill-based games, primarily in convenience stores
- Ended 2021 with ~100 locations
- Legislative session includes bills to legalize a prepaid gift card for Class B play
- Legislative session expected to end in early April 2022



Missouri Legislation

- 4 VLT bills filed and awaiting committee hearings
- Legislative session expected to end in May 2022



North Carolina Legislation

- HB 954 which would legalize VLTs was approved by House Commerce Committee in 2021 but did not progress further
- Accel is working with other stakeholders to introduce VLT legislation in 2022
- 2022 legislative session expected to begin in May 2022



Virginia Legislation

- Unregulated games were illegal as of July 1, 2021
- VGT legislation not considered during the 2022 session

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Historical Financial Summary

$ in millions

	Twelve Months Ended December 31,				Three Months Ended December 31,		Q4 YoY Growth	Twelve Months Ended December 31,		YTD YoY Growth
	2017	2018	2019	2020	2020	2021		2020	2021	
No. of Locations	1,442	1,686	2,312	2,435	2,435	2,584	6%	2,435	2,584	6%
No. of VGTs	6,439	7,649	10,499	12,247	12,247	13,639	11%	12,247	13,639	11%
Net Gaming Revenue	240	322	411	301	69	185	167%	301	706	135%
Other Revenue	8	13	18	16	5	7	46%	16	29	83%
Gross Revenues	248	335	429	316	74	192	158%	316	735	132%
% YoY Growth	43%	35%	28%	(26%)		158%			132%	
Less: Cost of Revenue[1]	(157)	(217)	(282)	(211)	(49)	(130)	163%	(211)	(494)	134%
Gross Profit	91	118	147	105	25	63	150%	105	241	129%
% Margin	37%	35%	34%	33%	34%	33%		33%	33%	
Less: G&A Expenses	(45)	(54)	(69)	(77)	(22)	(32)	44%	(77)	(111)	43%
EBITDA	46	63	77	28	3	31	1004%	28	130	366%
Adjusted EBITDA[2]	47	64	80	34	5	33	606%	34	140	312%
% Margin	19%	19%	19%	11%	6%	17%		11%	19%	
% YoY Growth		36%	25%	(57%)		606%			312%	
Less: D&A of Property & Equipment	(17)	(21)	(26)	(21)	(6)	(6)		(21)	(25)	
Less: Amortization of Op Routes	(10)	(15)	(18)	(23)	(6)	(4)		(23)	(22)	
EBIT	20	28	33	(16)	(9)	21		(16)	83	
Less: Other Expenses, net	(1)	(3)	(20)	(9)	(3)	(4)		(9)	(13)	
Less: Interest Expense, net	(8)	(10)	(13)	(14)	(4)	(3)		(14)	(13)	
Less: Income tax benefit (expense)	(2)	(4)	(5)	17	5	(3)		17	(15)	
Less: Gain (loss) on change in fair value of contingent earnout shares[3]	--	--	(10)	8	2	(3)		8	(10)	
Less: Gain (loss) on change in fair value of warrants[4]	--	--	(21)	13	--	--		13	--	
Less: Loss on debt extinguishment	--	--	(1)	--	--	(1)		--	(1)	
Reported Net Income (Loss)	8	11	(37)	(0)	(9)	7		(0)	32	
Adjusted Net Income (Loss)	17	23	23	6	(2)	17		6	71	

1. Cost of Revenue includes Illinois state gaming taxes, Scientific Gaming revenue sharing, Location revenue sharing, ATM and amusement commissions payable to locations, ATM and amusement fees, and licenses and permits for the operation of VGTs and other equipment.
2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures that may not be comparable to other similarly titled measures of other companies. Accel does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. For more information with respect to these Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures," and for a reconciliation of each of these measures to their most directly comparable GAAP measure, see page 11 "Non-GAAP to GAAP Reconciliation."
3. Gain (loss) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
4. Gain (loss) on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants.

Note: Numbers may not total due to rounding.

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Accel Balance Sheet 10 Note: Numbers may not total due to rounding. $ in millions December 31, 2020 December 31, 2021 Assets Current Assets: Cash and cash equivalents $134 $199 Other current assets $18 $49 Total current assets $152 $248 Property and equipment, net $144 $152 Route and customer acquisition costs, net $15 $16 Location contracts acquired, net $168 $151 Goodwill $46 $46 Investment in convertible notes $30 – Deferred income tax asset $4 – Other assets $2 $3 Total assets $560 $616 Liabilities and Stockholders' Equity Current liabilities: Short term debt and current maturities $18 $18 Accrued state and location gaming expense – $15 Other current liabilities $34 $39 Total current liabilities $52 $72 Long-term liabilities: Long-term debt $322 $324 Contingent earnout share liability $33 $43 Other liabilities $25 $19 Total liabilities $432 $458 Total stockholders' equity $128 $158 Total liabilities and stockholders' equity $560 $616

Non-GAAP to GAAP Reconciliation

$ in millions

	Twelve Months Ended December 31,				Three Months Ended December 31,		Twelve Months Ended December 31,	
	2017	2018	2019	2020	2020	2021	2020	2021
Reported Net Income (Loss)	8	11	(37)	(0)	(9)	7	(0)	32
(+) Amortization of Op Routes	10	15	18	23	6	4	23	22
(+) Stock Based Comp[1]	1	0	2	6	1	2	6	6
(+) (Gain) loss on change in fair value of contingent earnout shares[2]	–	–	10	(8)	(2)	3	(8)	10
(+) (Gain) loss on change in fair value of warrants[3]	–	–	21	(13)	–	–	(13)	–
(+) Other Expenses, net	1	3	20	9	3	4	9	13
(+) Tax effect of adjustments[4]	(3)	(6)	(11)	(10)	(2)	(2)	(10)	(11)
Adjusted Net Income	17	23	23	6	(2)	17	6	71
(+) D&A of Property & Equipment	17	21	26	21	6	6	21	25
(+) Interest Expense, net	8	10	13	14	4	3	14	13
(+) Emerging Markets[5]	–	–	–	1	0	1	1	3
(+) Income Tax (Benefit) Expense	5	10	17	(7)	(3)	5	(7)	26
(+) Loss on debt extinguishment	–	–	1	–	–	1	–	1
Adjusted EBITDA	47	64	80	34	5	33	34	140

	Three Months Ended				Three Months Ended			
	March 31, 2020	June 30, 2020	Sep. 30, 2020	Dec. 31, 2020	March 31, 2021	June 30, 2021	Sep. 30, 2021	Dec. 31, 2021
Reported Net Income (Loss)	48	(47)	7	(9)	2	12	11	7
(+) Amortization of Op Routes	6	6	6	6	6	6	6	4
(+) Stock Based Comp[1]	1	1	2	1	2	2	1	2
(+) (Gain) loss on change in fair value of contingent earnout shares[2]	(17)	7	4	(2)	3	3	1	3
(+) (Gain) loss on change in fair value of warrants[3]	(33)	18	2	(0)	–	–	–	–
(+) Other Expenses, net	1	3	1	3	2	3	4	4
(+) D&A of Property & Equipment	5	5	5	6	6	6	7	6
(+) Interest Expense, net	4	2	3	4	3	3	3	3
(+) Emerging Markets[5]	–	–	0	0	1	1	1	1
(+) Income Tax (Benefit) Expense	(0)	(5)	(7)	(5)	2	6	4	3
(+) Loss on Debt Extinguishment	–	–	–	–	–	–	–	1
Adjusted EBITDA	15	(9)	23	5	26	43	38	33

	December 31,	
	2020	2021
Debt, net of current maturities	322	324
(+) Current maturities of debt	18	18
(-) Cash and cash equivalents	(134)	(199)
Net Debt	206	143

1. Stock-based compensation consists of options, restricted stock units and warrants.
2. Loss (gain) on change in fair value of contingent earnout shares represents a non-cash fair value adjustment at each reporting period end related to the value of these contingent shares. Upon achieving such contingency, shares of Class A-2 common stock convert to Class A-1 common stock resulting in a non-cash settlement of the obligation.
3. Loss (gain) on change in fair value of warrants represents a non-cash fair value adjustment at each reporting period end related to the value of these warrants.
4. Calculated by excluding the impact of the non-GAAP adjustments from the current period tax provision calculations.
5. Emerging markets consist of the results, on an adjusted EBITDA basis, for non-core jurisdictions where our operations are developing. Markets are no longer considered emerging when Accel has installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date Accel first installs or acquires gaming terminals in the jurisdiction, whichever occurs first.

Note: With respect to Non-GAAP financial measures, see page 2 "Use of Non-GAAP Financial Measures" under Important Information. Numbers may not total due to rounding.

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